June 13, 2001

              THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

      The following information supersedes and replaces the third and fourth paragraphs in the section of the fund's prospectus entitled "Management."

      Maceo K. Sloan and Larry Jones serve as the fund's primary portfolio managers with respect to selection of portfolio securities. Mr. Sloan has held his position with the fund since August 1994 and has been employed by NCM since 1986. Mr. Jones has been employed by NCM since June 2001. From May 1997 through May 2001, Mr. Jones was employed at The Kenwood Group, Inc., most recently as president and director of research. From 1992 through December 1996, he was chief investment officer at W.R. Lazard & Company.

      Lincoln D. Carnam serves as the fund's primary portfolio manager with respect to its areas of social concern. Mr. Carnam has held his position with the fund since April 2001. Mr. Carnam joined Dreyfus in February 1998 as portfolio associate for the small cap equity group. From December 1995 through January 1998, he was a portfolio assistant at Scudder Kemper Investments for international equity products with a focus in socially responsible portfolios.

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